ACQUISITION OF LA PRECIOSA	3 Months Ended
Mar. 31, 2022
Acquisition Of La Preciosa
4.	ACQUISITION OF LA PRECIOSA

On March 21, 2022, the Company closed the acquisition with Coeur Mining Inc. (“Coeur”) of all of the issued and outstanding shares of Proyectos Mineros La Preciosa S.A de C.V, a Mexican corporation, and Cervantes LLC, a Delaware LLC, that together hold the La Preciosa property in Mexico (“La Preciosa”).

Total consideration paid to Coeur was comprised of:

a)	Cash consideration of $15.3 million paid;

b)	A promissory note for $5 million in favour of Coeur, payable without interest on or before March 21, 2023;

c)	14,000,000 common shares of Avino, with a value of 13.65 million on issuance;

d)

7,000,000 share purchase warrants with a total value at $2.24 million exercisable at $1.09 per share until September 21, 2023, representing a 25% premium to Avino’s 20-day volume weighted average trading price as of October 26, 2021;

Additionally, Avino issued the following consideration for which payment is contingent on a future event and due to acquisition date uncertainty these are valued at Nil. A liability for these contingent payments will be recognized when related activity and events occur.

e)

An additional cash payment of $8.75 million, to be paid no later than 12 months after initial production at La Preciosa, up to one-half of which may be paid in common shares of Avino (provided Coeur’s total shareholdings cannot exceed 19.9% of the Company’s total issued and outstanding shares);

f)	A 1.25% net smelter returns royalty on the Gloria and Abundancia areas of La Preciosa, and a 2.00% gross value royalty on all other areas of La Preciosa; and

g)

A payment of $0.25 per silver equivalent ounce (subject to inflationary adjustment) of new mineral reserves (as defined by NI 43-101) discovered and declared outside of the current mineral resource area at La Preciosa, subject to a cap of $50 million, and any such payments will be credited against any existing or future payments owing on the gross value royalty.

The transaction has been accounted for as an asset acquisition as La Preciosa is in the exploration and evaluation stage and had not demonstrated technical feasibility, commercial viability, or the ability to provide economic benefits. La Preciosa did not have the workforce, resources and/or reserves, mine plan, or financial resources to the meet the definition of a business for accounting purposes.

The purchase consideration has been assigned based on the relative fair values of the assets acquired and liabilities assumed and is summarized as follows:

Cash paid	$15,301
Note payable	4,665
Common shares	13,650
Share purchase warrants	2,240
Total purchase consideration	35,856
Transaction costs	175
Total acquisition cost	$36,031

Cash	$168
Other current assets	1,121
Plant and equipment	1,621
Exploration and evaluation assets	33,449
Accounts payable	(328)
Net assets acquired	$36,031